UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 16, 2014

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
P.O. Box 4887, One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K for Fulton Financial Corporation (“Fulton”), originally filed with the Securities and Exchange Commission on September 22, 2014 (the “Original Filing”), which was inadvertently submitted to EDGAR without the Item Type tag for Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year). Fulton is filing this Form 8-K/A solely to include the additional Item Type tag for Item 5.03. Except as described above, no other changes have been made to the Original Filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 16, 2014, the Board of Directors of Fulton Financial Corporation ("Fulton") adopted amended and restated Bylaws, as further described below. These amendments to the Bylaws were effective September 16, 2014.
Apart from non-substantive language and conforming changes and other technical and cross-reference edits, including amendments to remove now obsolete provisions relating to the former classification of the directors, the Bylaws were amended in the manner summarized below:
Article I (Shareholder Meetings) Changes:

•
Section 1 (Place of Meetings) - A new Section 1 was added to provide for the place special meetings may be held (as well as the place for annual meetings, which was previously specified in the Bylaws) and contemplate the holding of shareholder meetings by means of the Internet or other electronic communications technology, tracking the Pennsylvania Business Corporation Law of 1988, as amended (the “BCL”).

•	Section 3 (Special Meetings) - Amended to add the Chairman of the Board as an individual who may call a special meeting of shareholders.

•	Section 5 (Record Date) - Amended to add a requirement that any record date shall not be less than ten (10) days prior to the event requiring the record date.

•
Section 7 (Quorum and Adjournment) - Amended to add language to provide that, in the event that a shareholder meeting cannot be organized for lack of a quorum, those present may adjourn the meeting to a new time and place, tracking the BCL.

•	Section 9 (Voting of Shares; Proxies) - Amended to add language regarding proxy execution and, specifically, expressly permitting electronic forms of proxy execution.

•
Section 10 (Conduct of Meetings) - Amended to provide that, if present, the Chairman of the Board shall act as chair of a meeting of shareholders. Previously, the Chief Executive Officer, if present, acted as chair of a meeting of shareholders. In addition, language permitting the adoption of rules for the conduct of shareholder meetings by the chair of the meeting was added, tracking the BCL.

•	Section 11 (Judges of Election) - A new Section 11 was added to specify how judges of election are appointed, the number of judges of election and the duties of judges of election.

Article II (Directors) Changes:

•
Section 9 (Special Meetings) - Amended to add the Chairman of the Board to the list of persons permitted to call a special meeting of directors and to broaden the electronic communications methods (including email) permissible for giving notice of a special meeting.

•
Section 12 (Conduct of Meetings) - Amended to clarify that the Chairman of the Board shall preside at, and set the agenda for, meetings of the Board of Directors. Previously, the President had the same authority to preside at meetings of the board of Directors. In addition, Section 12 was amended to specify those individuals, which now includes the Lead Independent Director and the Chief Executive Officer, and the order of preference, who shall preside at a meeting of the Board of Directors in the absence of the Chairman of the Board.

•	Section 13 - A new Section 13 was added to expressly permit the directors to take action by written consent of all directors, tracking the BCL.

Article III (Committees) Changes:

•
Section 2 (Appointment of Committees) - Amended to provide that the Chairman of the Board shall submit to the Board of Directors recommendations for membership of the standing committees of the Board of Directors. Previously, the Chief Executive Officer submitted recommendations to the Board of Directors in that regard. In addition, Section 2 was amended to add the Chief Executive Officer to the list of officers, who, if a director, shall be an ex-officio member of all committees of the Board of Directors, subject to the limitations set forth therein.

•	Section 3 (Place and Notice of Meetings) - Amended to broaden the electronic communications methods (including email) permissible for giving notice of a special meeting.

•
Section 4 (Conduct of Committees) - Amended to: include the Chief Executive Officer among the list of ex officio members of a committee that, under the circumstances specified, are not considered to be members of the committee for purposes of determining the number of members necessary to constitute a quorum; expand the list of individuals permitted to call a special meeting of a committee to include the vice-chair of the committee and the Chief Executive Officer; permit the members of a committee to select a committee member to preside at a committee meeting when the committee chair and vice-chair are unavailable; permit the Board of Directors to designate one or more directors to serve as an alternate member of a committee to replace an absent or disqualified member of a committee; and permit the member or members of a committee present at a meeting of a committee, even though not constituting a quorum, to unanimously appoint another director to act in place of an absent or disqualified member of the committee.

•	Section 5 (Executive Committee) - Amended to conform the limitations on the powers of the Executive Committee to those set forth in the BCL.

•	Section 6 (Audit Committee) - Amended to add a reference to the Audit Committee Charter for supplemental duties of the Audit Committee.

•
Section 7 (Nominating and Corporate Governance Committee) - Amended to: change the name of the committee from the “Nominating Committee” to the “Nominating and Corporate Governance Committee;” add the committee’s responsibility for corporate governance matters; and add a reference to the Nominating and Corporate Governance Committee Charter for supplemental duties of the Nominating and Corporate Governance Committee.

•
Section 8 (Human Resources Committee) - Amended to: change the name of the name of the committee from the “Executive Compensation Committee” to the “Human Resources Committee;” add the committee’s responsibility for compensation matters; and add a reference to the Human Resources Committee Charter for supplemental duties of the Human Resources Committee.

•	Section 9 (Risk Committee) - A new Section 9 was added to make Fulton’s current Risk Committee of the Board of Directors a standing committee and describe its responsibilities and duties.

Article IV (Officers) Changes:

•	Section 1 (Number and Titles) - Amended to add a Chief Executive Officer to the list officers.

•	Section 2 (Election and Term) - Amended to add procedures for the removal or resignation of officers and the appointment of officers to fill vacancies among the officers.

Article VI (Emergencies) Changes:

•
Section 1 (Emergency Executive Committee) - Amended to modify the definition of an “emergency” permitting any three (3) available directors to constitute the Executive Committee, to better track the BCL.

Article VIII (Miscellaneous) Changes:

•	Section 1 (Restrictions on Transfer) - Amended to remove the reference to a former shareholder rights plan that expired by its terms.

•
Section 2 (Certificates and Uncertificated Shares; Transfer) - Amended to: provide that the interests of the shareholders of Fulton may be evidenced by certificates for shares or may be uncertificated; describe the form and execution of certificates for shares; permit recognition of transfers of fractional uncertificated shares; and authorize the Board of Directors to appoint transfer agents and registrars for the transfer and registration of shares. Previously, Section 2 permitted the Board of Directors to designate that any or all classes of Fulton’s shares shall be uncertificated.

The foregoing summary is qualified in its entirety by reference to the complete text of Fulton’s amended and restated Bylaws, which are attached as Exhibit 3.1 to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
3.1	Bylaws of Fulton Financial Corporation, as amended and restated on September 16, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 23, 2014	FULTON FINANCIAL CORPORATION
By: /s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and
General Counsel